SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                              FEBRUARY 9, 1999
              Date of Report (Date of Earliest Event Reported)


                         HUDSON GENERAL CORPORATION
          (Exact name of Registrant as specified in its charter)


                DELAWARE                  1-5896            13-1947395
      (State or Other Jurisdiction      (Commission        (IRS Employer
   of Incorporation or Organization)    File Number)    Identification No.)


   111 GREAT NECK ROAD, GREAT NECK, NEW YORK                   11021
   (Address of Principal Executive Office)                   (Zip Code)


                               (516) 487-8610
            (Registrant's telephone number, including area code)


                               NOT APPLICABLE
       (Former Name or Former Address, if Changed Since Last Report)



 ITEM 5.  OTHER EVENTS.

           On February 9, 1999, Hudson General Corporation, a Delaware corporation ("Hudson General"), entered into Amendment No. 1, dated as of February 9, 1999 ("Amendment No. 1"), amending the Agreement and Plan of Merger, dated as of November 22, 1998, between Hudson General and River Acquisition Corp., a newly formed Delaware corporation owned by certain directors and senior executive officers of Hudson General ("River Acquisition"), pursuant to which River Acquisition increased the merger price to be paid to Hudson General's stockholders from $57.25 per share in cash to $61.00 per share in cash.

           The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1, a copy of which is filed herewith as Exhibit 2.1 and is hereby incorporated by reference in its entirety.

           On February 10, 1999, Hudson General issued a press release (the "February 10 Press Release") announcing the execution of Amendment No. 1. The February 10 Press Release also announced that (i) Hudson General had received a written proposal from GlobeGround GmbH (formerly known as Lufthansa Airport and Ground Services GmbH), a wholly-owned subsidiary of Deutsche Lufthansa AG, to acquire all of Hudson General's outstanding shares of Common Stock at a price of $67.00 per share in cash, subject to the approval of the Supervisory Board of Deutsche Lufthansa AG not later than March 15, 1999, and (ii) Hudson General had received a written proposal from Ogden Corporation ("Ogden") to acquire all of Hudson General's outstanding shares of Common Stock at a price of $65.00 per share to be paid in either cash or common shares of Ogden, subject to a customary due diligence review regarding Hudson General and its business prospects and approval of Ogden's Board of Directors. The February 10 Press Release also noted that Hudson General previously had received a written proposal from Ranger Aerospace Corporation to acquire all of Hudson General's outstanding shares of Common Stock at a price of $62.00 per share in cash. Ranger Aerospace's proposal is subject to receipt of financing and satisfactory completion of a confirmatory due diligence review.

           The February 10 Press Release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

 Exhibit
    No.         Description
 -------        -----------
   2.1          Amendment No. 1, dated as of February 9, 1999, amending the
                Agreement and Plan of Merger, dated as of November 22, 1998, between Hudson General Corporation and River Acquisition
                Corp.

   99.1 Press Release issued by Hudson General Corporation dated February 10, 1999.



                                 SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HUDSON GENERAL CORPORATION


                                   By: /s/ Michael Rubin
                                       ______________________________
                                       Name:   Michael Rubin
                                       Title:  President



 Date:  February 10, 1999





                       HUDSON GENERAL CORPORATION
                       CURRENT REPORT ON FORM 8-K
                      REPORT DATED FEBRUARY 9, 1999


                               EXHIBIT INDEX



 EXHIBIT
    NO.         DESCRIPTION
 -------        -----------
   2.1          Amendment No. 1, dated as of February 9, 1999, amending the
                Agreement and Plan of Merger, dated as of November 22, 1998, between Hudson General Corporation and River Acquisition
                Corp.

   99.1 Press Release issued by Hudson General Corporation dated February 10, 1999.